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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 17, 1997
                                                 -------------------------------


                                   ZILA, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-17521                86-0619668
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(State or other jurisdiction           (Commission           (IRS Employer
     or incorporation)                 File Number)          Identification No.)


5227 North 7th Street Phoenix, Arizona                            85014
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (602) 266-6700
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Item 5.  Other Events.

        In accordance with Securities and Exchange Commission FRR 1, Section 201.01, the following financial information is provided based on the unaudited consolidated statement of operations of Zila, Inc. and subsidiaries for the month ended February 28, 1997:

                Revenues                    $3,008,168
                Net Loss                    $ (222,613)
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ZILA, INC.


Date: March 17, 1997                        By /s/ Joseph Hines
                                               --------------------------------
                                               Joseph Hines
                                               President, Chairman of the Board
                                               (Principal Executive Officer)